UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    July 27, 2009

                           ALBANY INTERNATIONAL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    1-10026                    14-0462060
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

     1373 Broadway, Albany, New York                                 12204
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code     (518) 445-2200

                                       None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

                                TABLE OF CONTENTS

Item 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Albany International Corp. (the "Company") issued a news release on July 27, 2009 announcing plans to discontinue operations at its forming fabric manufacturing facility in Portland, Tennessee.

The Company is presently unable to reasonably estimate the costs that it would expect to incur in connection with these intended actions. The Company will disclose the amount, type and timing of any such costs promptly after they are determined.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

99.1    News Release dated July 27, 2009.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALBANY INTERNATIONAL CORP.


                                             By: /s/ Michael C. Nahl
                                                 -------------------------------

                                             Name: Michael C. Nahl
                                             Title: Executive Vice President and
                                                    Chief Financial Officer
                                             (Principal Financial Officer)
         Date:   July 28, 2009

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              News Release dated July 27, 2009